EXHIBIT 99.1

JOINT FILING AGREEMENT

The undersigned hereby agree that the statement on Schedule 13G with respect to the equity securities of Generation Alpha, Inc. is, and any amendment thereto signed by each of the undersigned shall be, filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended. The undersigned hereby further agree that this Joint Filing Agreement be included as an exhibit to such statement and any such amendment. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Dated:	1/9/2019

YA II PN, Ltd.

By:	/s/ Troy J. Rillo, Esq.	Date:	1/9/2019
Troy J. Rillo, Esq.
Chief Compliance Officer

YA GLOBAL II SPV, LLC

By:	/s/ Troy J. Rillo, Esq.	Date:	1/9/2019
Troy J. Rillo, Esq.
Chief Compliance Officer

YA Global Investments II (U.S.), Ltd.

By:	/s/ Troy J. Rillo, Esq.	Date:	1/9/2019
Troy J. Rillo, Esq.
Chief Compliance Officer

Yorkville Advisors Global, LP

By: Yorkville Advisors Global, LLC
Its: General Partner

By:	/s/ Troy J. Rillo, Esq.	Date:	1/9/2019
Troy J. Rillo, Esq.
Chief Compliance Officer

Yorkville Advisors Global II, LLC

By:	/s/ Troy J. Rillo, Esq.	Date:	1/9/2019
Troy J. Rillo, Esq.
Chief Compliance Officer

YAII GP, LP

By: Yorkville Advisors GP, LLC
Its: General Partner

By:	/s/ Troy J. Rillo, Esq.	Date:	1/9/2019
Troy J. Rillo, Esq.
Chief Compliance Officer

Yorkville Advisors GP, LLC

By:	/s/ Troy J. Rillo, Esq.	Date:	1/9/2019
Troy J. Rillo, Esq.
Chief Compliance Officer

D-Beta One EQ, Ltd.

By: Delta Beta Advisors, LLC
Its: Investment Manager

By:	/s/ Troy J. Rillo, Esq.	Date:	1/9/2019
Troy J. Rillo, Esq.
Chief Compliance Officer

D-Beta One Blocker EQ, Ltd.

By:	/s/ Troy J. Rillo, Esq.	Date:	1/9/2019
Troy J. Rillo, Esq.
Chief Compliance Officer

D-Beta One Growth and Opportunity Fund Offshore, LP

By: D-Beta One GP, LP
Its: General Partner

By: D-Beta One GP, LLC
Its: General Partner

By:	/s/ Troy J. Rillo, Esq.	Date:	1/9/2019
Troy J. Rillo, Esq.
Chief Compliance Officer

D-Beta One GP, LLC

By:	/s/ Troy J. Rillo, Esq.	Date:	1/9/2019
Troy J. Rillo, Esq.
Chief Compliance Officer

Delta Beta Advisors, LP

By: Delta Beta Advisors, LLC
Its: General Partner

By:	/s/ Troy J. Rillo, Esq.	Date:	1/9/2019
Troy J. Rillo, Esq.
Chief Compliance Officer

D-Beta One GP, LLC

By:	/s/ Troy J. Rillo, Esq.	Date:	1/9/2019
Troy J. Rillo, Esq.
Chief Compliance Officer

MDM Cultivation, LLC

By:	/s/ Mark Angelo	Date:	1/9/2019
Mark Angelo, Manager

/s/ Mark Angelo	Date:	1/9/2019
Mark Angelo

/s/ Matthew Beckman	Date:	1/9/2019
Matthew Beckman

/s/ David Gonzalez	Date:	1/9/2019
David Gonzalez

/s/ Michael Rosselli	Date:	1/9/2019
Michael Rosselli